Exhibit 10.2

RESOLUTION of THE BOARD OF DIRECTORS

OF

SEEDO CORP.

The following is a true copy of the RESOLUTION duly adopted by the Board of Directors of this Corporation at a special meeting, notice to this meeting having been waived, held on this 24th day of December, 2020;

The Board of Directors which was present for this meeting & took active part therein was:

DAVID FREIDENBERG

GIL FEILER

WHEREAS there has been presented to and considered by this meeting a Motion to APPOINT a new CHIEF EXECUTIVE OFFICER, our current CEO David Grossman having resigned;

NOW THEREFORE BE IT RESOLVED that the corporation having considered this matter, has opened the floor to all those who voice a preference in the issue, and pursuant to DGCL §141, the Directors unanimously has RESOLVED:

That DAVID FREIDENBERG is hereby appointed as our new Chief Executive Officer.

Said Motion is hereby passed and the corporate books, records and the Secretary shall file this Resolution in the corporate records

DATED: 24th December, 2020

/s/ David Freidenberg
DAVID FREIDENBERG, Dir.

/s/ Gil Feiler
GIL FEILER, Dir.